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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): February 9, 2005


                                O. I. CORPORATION
             (Exact name of registrant as specified in its charter)


           Oklahoma                    0-6511                    73-0728053
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
       of incorporation)                                  Identification Number)


          151 Graham Road
           P.O. Box 9010
       College Station, Texas                                    77842-9010
---------------------------------------                          ----------
(Address of principal executive office)                          (Zip Code)


                                 (979) 690-1711
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 1 - Registrant's Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement

         Fiscal 2005 Base Salaries. Effective for the pay period which begins January 31, 2005, the Compensation Committee has approved base salary increases for O.I. Corporation's named executive officers. The fiscal 2005 base salaries for O.I. Corporation's named executive officers, as set forth in the table below, represent an increase of seven percent for Mr. Botts, and approximately eleven percent for Dr. Segers over such individuals' base salaries for 2004.

                                                                                           2005
          Name                                       Title                              Base Salary
-------------------------- ---------------------------------------------------------- ---------------
William W. Botts           Chairman, President and Chief Executive Officer               $225,000
-------------------------- ---------------------------------------------------------- ---------------
Donald P. Segers           Vice President and General Manager                            $155,000
-------------------------- ---------------------------------------------------------- ---------------


         These salary increases were set forth in resolutions approved by the Compensation Committee on February 9, 2005. With respect to Mr. Botts, such increase is consistent with the terms of his employment contract that has been previously filed as Exhibit 10.3 to the Company's annual report on Form 10-K for the year ended December 31, 1996. With respect to Dr. Segers, such increase is not otherwise set forth in any written agreements between O.I. Corporation and Dr. Segers.

         Fiscal 2004 Performance Related Bonuses. On February 9, 2005, the Compensation Committee approved the amount of individual performance related bonuses to O.I. Corporation's named executive officers based on the Company's financial performance in 2004 and the Committee's assessment of the individual's job performance. While the specific performance goals remain confidential, the amounts of bonuses paid are set forth in the table below. The fiscal 2004 performance related bonuses were set forth in resolutions approved by the Compensation Committee and are not otherwise set forth in any written agreements between O.I. Corporation and the named executive officers.

                                                                                          2004
          Name                                       Title                                Bonus
-------------------------- ---------------------------------------------------------- ---------------
William W. Botts           Chairman, President and Chief Executive Officer               $60,000
-------------------------- ---------------------------------------------------------- ---------------
Donald P. Segers           Vice President and General Manager                            $40,000
-------------------------- ---------------------------------------------------------- ---------------

      Additionally, other executive officers were awarded bonuses totaling, in the aggregate, $24,000, by the Committee.

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               O. I. CORPORATION


Date: February 9, 2005                         By:  /s/ William W. Botts
                                                  ------------------------------
                                               Name:  William W. Botts
                                               Title: President/CEO